UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Selectica, Inc.
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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SELECTICA, INC.

2121 South El Camino Real

San Mateo, California 94403

________________

July [•], 2013

TO THE STOCKHOLDERS OF SELECTICA, INC.

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”), which will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on September 10, 2013, at 8:00 a.m. Pacific Time.

Details of the election and other business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  Returning the proxy does NOT deprive you of your right to attend the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change the vote reflected on your previously submitted proxy, you may do so automatically by voting in person at the meeting.  Detailed instructions on how to submit a proxy or vote your shares can be found in the “How to Vote” section on page 1 of the attached proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.  We look forward to seeing you at the Annual Meeting.

Sincerely,

ALAN HOWE
Chairman of the Board

SELECTICA, INC.

2121 South El Camino Real

San Mateo, California 94403

________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 10, 2013

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on September 10, 2013 at 8:00 a.m. Pacific Time for the following purposes:

1.     To consider and vote upon proposals to elect six (6) members of the Board to serve as directors until the Company’s 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.     To consider and vote upon a proposal to ratify the appointment of Armanino LLP as independent registered public accounting firm for the Company for the fiscal year ending March 31, 2014;

3.     To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;

4.     To vote on a non-binding advisory basis on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers;

5.     To ratify the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock as required by and in accordance with NASDAQ Marketplace Rule 5635(d);

6.     To ratify the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and to approve the sale and issuance of shares of the Company’s Common Stock and Series B Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d); and

7.     To transact any other business properly brought before the meeting or any continuation or adjournment thereof.

The foregoing proposals are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on July 15, 2013 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.  A list of such stockholders will be available for inspection at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairman of the Board

San Mateo, California

July [•], 2013

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, September 10, 2013

The proxy statement and annual report to security holders are available at

https://materials.proxyvote.com/816288

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE THE VOTE REFLECTED ON YOUR PREVIOUSLY SUBMITTED PROXY, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

  SELECTICA, INC.

2121 South El Camino Real

San Mateo, California 94403

________________

PROXY STATEMENT

________________

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 10, 2013

This proxy statement (“Proxy Statement”) is furnished to the stockholders of Selectica, Inc., a Delaware corporation (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on September 10, 2013, at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 at 8:00 a.m. Pacific Time, and any adjournment or postponement of the Annual Meeting.  The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about July [•], 2013.  The cost of this solicitation is being borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners.  Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

Record Date

The close of business on July 15, 2013 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock (“Common Stock”) and preferred stock (“Preferred Stock”) of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had (i) [●] shares of Common Stock and (ii) 231,518 shares of Series C Convertible Preferred Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote and each share of Series C Convertible Preferred Stock is entitled to approximately 0.82 votes on all matters, except that, in accordance with NASDAQ Market Place Rule 5635 and Interpretive Material 5635-2, the shares of Series C Convertible Preferred Stock are not eligible to vote on Proposals 5 and 6 and will not be counted in the votes with respect to such matters.

Who Can Vote

Stockholder of Record:  Shares Registered in Your Name

If your shares of (i) Common Stock were registered directly in your name with the Company transfer agent, Wells Fargo Bank, National Association, on the Record Date or (ii) Series C Convertible Preferred Stock were registered directly in your name with the Company transfer agent for the Series C Convertible Preferred Stock, DLA Piper LLP (US), on the Record Date, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your shares are represented and voted at the meeting.

Beneficial Owner:  Shares Registered in the Name of a Broker, Dealer, Bank or Other Nominee

If your shares were held not in your name, but rather in an account at a broker, dealer, bank or other nominee on the Record Date, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Matters to Be Voted Upon

There are six matters scheduled for a vote:

●	Election of our Board of Directors’ six nominees as director;

●	Ratification of Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2014;

●	A non-binding advisory vote on the compensation of the Company’s Named Executive Officers;

●	A non-binding advisory vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers;

●

Ratification of the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock as required by and in accordance with NASDAQ Marketplace Rule 5635(d); and

●

Ratification of the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and approval of the sale and issuance of shares of the Company’s Common Stock and Series B Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

Quorum Required

A majority of the voting power of the outstanding shares of the Company entitled to vote, present in person or represented by proxy, constitutes a quorum at the Annual Meeting.   Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.  A broker non-vote occurs when a broker, dealer, bank or other stockholder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of the Company entitled to vote as of the Record Date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

How to Vote

You may either:

Vote “for” or “against” or abstain from voting for any of the nominees to the Board of Directors.

Vote for “every year,” “every other year,” or “every three years” with respect to the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers.

For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting.

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or submit a proxy to vote your shares using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you do not mark your voting instructions on the proxy card, your shares (to the extent eligible to vote on each Proposal) will be voted:

1.	For the election of the six director nominees named in this proxy;

2.	For ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014;

3.	For the approval of the compensation of the Named Executive Officers of the Company;

4.	For future advisory votes on executive compensation to be held every three years;

5.

For the ratification of the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and for the approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock as required by and in accordance with NASDAQ Marketplace Rule 5635(d); and

6.

For the ratification of the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and for the approval of the sale and issuance of shares of the Company’s Common Stock and Series B Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

Beneficial Owner:  Shares Registered in the Name of Broker, Dealer, Bank or other Nominee

If you are a beneficial owner of shares registered in the name of your broker, dealer, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, dealer, bank or other agent.  Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

If your shares are registered in the name of a broker, dealer or bank, you may be eligible to vote your shares by telephone or through the Internet.  A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner.  If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

THE COMPANY IS UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE.  After the Annual Meeting has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.

Votes Required

Proposal 1.  Under our Bylaws, in any “uncontested election” of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), as is the case in this election, each director will be elected by the vote of a “majority of the votes cast,” meaning that the number of votes cast “for” a director’s election must exceed 50% of the total votes cast with respect to that director’s election.  Abstentions and broker non-votes will not be counted as votes cast “for” or “against” a director and thus will have no effect on a director’s election.

In accordance with our Bylaws, in order for any incumbent director to become a nominee of the Board of Directors for further service on the Board of Directors, such person must submit an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast in an election that is not a contested election, and (ii) the acceptance of that resignation by the Board of Directors in accordance with the policies and procedures set forth in the Bylaws for such purpose.

Proposal 2.  Ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014 shall be elected by the affirmative vote of the majority of votes at an Annual Meeting of stockholders, requires the affirmative vote of a majority of those shares of the Company present in person, or represented by proxy, and entitled to vote thereon.  Abstentions will have the same effect as votes “against” this proposal.  Broker non-votes will not be considered as entitled to vote on the proposal and, accordingly, will not affect the determination of whether the proposal is approved.

Proposal 3. The affirmative vote of a majority of shares present in person or by proxy and entitled to vote is necessary for approval of our executive compensation. However, this advisory vote is not binding on us, our Board of Directors, or management. Abstentions will not be voted, although they will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

Proposal 4. With respect to the non-binding advisory vote on the frequency with which the stockholders believe the Company should hold future advisory votes on Named Executive Officer compensation, the frequency which receives the greatest number of votes will be the frequency selected by the stockholders. Abstentions will not have any impact on this proposal, although they will be counted for purposes of determining whether or not a quorum exists. Provided a quorum exists, failures to vote will also not have any impact on this proposal. The vote on this proposal is advisory and will not be binding upon the Company or the Board of Directors.

Proposal 5. To constitute stockholder approval under NASDAQ Marketplace Rule 5635, the affirmative vote of a majority of the total votes cast on this Proposal is necessary for the ratification of the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and the approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock as required by and in accordance with NASDAQ Marketplace Rule 5635(d). Abstentions and Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Proposal 6. To constitute stockholder approval under NASDAQ Marketplace Rule 5635, the affirmative vote of a majority of the total votes cast on this Proposal is necessary for the ratification of the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and the approval of the sale and issuance of shares of the Company’s Common Stock and Series B Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d). Abstentions and Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Certain holders of our Common Stock outstanding as of the Record Date who are eligible to vote on Proposals 5 and 6, including our largest beneficial owner of our Common Stock, and certain of our directors and officers who hold shares of our Common Stock, executed voting agreements requiring them to vote their shares constituting approximately [●]% of our Common Stock outstanding as of the Record Date for the approval of Proposals 5 and 6.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Attendance at the meeting, in and of itself, will not revoke a previously submitted proxy.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of six directors. The Company’s Second Amended and Restated Certificate of Incorporation, as amended, requires directors to serve a term of one (1) year or until their successor is elected and qualified.  At the Annual Meeting, all six of the Company’s currently serving directors have been nominated for election to serve until the Company’s 2014 Annual Meeting or until their successors are elected and qualified.

The individuals being nominated for election to the Board of Directors (the “Nominees”), their ages as of July 15, 2013, the positions and offices held with the Company and certain biographical information are set forth below.  The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed.  In the event the Nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominees who may be designated by the present Board of Directors to fill the vacancies.  As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominees are unable or will decline to serve as directors.  The Nominees that receive the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

Nominee	Age	Positions and Offices Held with the Company

Alan Howe (1)(3)	52	Director and Chairman of the Board
Lloyd Sems (2)(3)	42	Director
Michael J. Casey (1)(3)	50	Director
J. Michael Gullard (1)(2)	68	Director
Michael Brodsky (2)	45	Director
Jason Stern	43	President, Chief Executive Officer and Director

________________

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating/Corporate Governance Committee

Alan Howe was elected to the Board on January 12, 2009.  He has served since January 12, 2010 as Co-Chairman of our full Board and on October 8, 2010 was elected as sole Chairman of our full Board. Mr. Howe was appointed as a member of the Review Committee on November 15, 2011.  He has served as co-founder and managing partner of Broadband Initiatives, LLC, a boutique corporate advisory and consulting firm, since 2003. Currently, he is operating as interim CEO of Sunrise Telecom, Inc. He also has served as a managing director with B Riley & Co. LLC in their corporate advisor group under a consulting agreement, from December 2009 until December 2012.  He served as vice president of strategic and wireless business development for Covad Communications, Inc., a national broadband telecommunications company from May 2005 to October 2008.  Prior to that, Mr. Howe was chief financial officer and vice president of corporate development of Teletrac, Inc., and director of corporate development for Sprint PCS.  Mr. Howe is currently a member of the public board of directors of Data I/O.  He previously served on the boards of Ditech, Inc., Proxim, Inc., Crossroads, Inc., Alliance Semiconductor Inc., LLC International, Inc., Kitty Hawk, Inc., Dyntek, Inc., and Altigen Communications, Inc., which are no longer reporting companies.  Mr. Howe holds a B.A. in business administration from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business.  We believe that Mr. Howe’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Lloyd Sems was elected to the Board on June 2, 2008.  He has served as a member of the Compensation Committee since July 10, 2008 and as Chairperson of the Nominating/Corporate Governance Committee of the Board since May 20, 2009.  Since October 2003, he has served as president of Sems Capital, LLC and of Capital Edge, LLC, both of which he founded.  Previously, Mr. Sems served as director of research and portfolio manager for Watchpoint Asset Management, and he served on the board of directors of EMAK Worldwide, Inc. from February 2010 to April 2010 and Sport-Haley, Inc. from April 2009 to November 2012.  Mr. Sems also serves on the board of directors of CYCC Cyclacel, which he joined in May 2011.  Mr. Sems holds a B.S. in business administration and finance from Albright College.  We believe that Mr. Sems’s knowledge of the securities and capital markets, as well as his experience as one of the Company’s larger long term stockholders, is invaluable to our Board’s discussions of the Company’s strategic, capital and liquidity needs.

Michael J. Casey was elected to the Board on October 7, 2010 and was appointed as a member of the Nominating/Corporate Governance Committee and as Chairperson of the Audit Committee on October 8, 2010.  Since 2006, Mr. Casey has been a partner at TechCXO, a professional services firm that provides financial, strategic and operational consulting services.  From 2005 to 2006, Mr. Casey served as the chief operating officer and chief financial officer for Reflex Security, Inc., a privately held provider of security virtualization management solutions.  From 2001 to 2005, Mr. Casey served as chief financial officer for MAPICS, Inc., a publicly traded provider of enterprise resource planning software for the discrete manufacturing industries.  Previously, Mr. Casey served as executive vice president, chief financial and administrative officer of iXL Enterprises, Inc., a publicly traded professional services firm, chief financial officer of Manhattan Associates, Inc., a publicly traded provider of supply chain executive solutions, and chief financial officer of IQ Software Corporation, a publicly traded provider of business intelligence software.  Mr. Casey holds a B.B.A. degree in accounting from The University of Georgia.  We believe that Mr. Casey’s financial and operational experience, particularly with respect to the software industry, will be essential to the Board’s business and operational discussions.

J. Michael Gullard was elected to the Board on October 7, 2010 and was appointed as a member of the Audit Committee and as Chairperson of the Compensation Committee on October 8, 2010, and was appointed as a member of the Review Committee on November 15, 2011. Mr. Gullard has been the general partner of Cornerstone Management, a venture capital and consulting firm specializing in software and data communications companies since 1984. He currently serves as a director of the publicly held company Planar Systems, Inc. Mr. Gullard also serves as a member of the board of directors of the following non-reporting companies: Alliance Semiconductor Corporation, Proxim Inc. and Dyntek, Inc., where he is also chairman of the board of directors. From 1992 to 2004, he served as chairman of NetSolve, Incorporated, a publicly held corporation that provides IT infrastructure management services on an outsourced basis. From 1996 to 2004, Mr. Gullard also served as chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly held corporation that specializes in change management software tools. Previously, Mr. Gullard held a variety of senior financial and operational management positions at Intel Corporation. Mr. Gullard holds a B.A. degree in economics from Stanford University, and an M.B.A. from Stanford’s Graduate School of Business. We believe that Mr. Gullard’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Michael Brodsky was elected to the Board on October 7, 2010, was appointed as a member of the Board’s Compensation Committee on October 8, 2010, and was appointed as a member of the Review Committee on November 15, 2011.  Mr. Brodsky is the Managing Partner of Vajra Asset Management, LLC, an investment firm, and he is also currently a partner at Spring Valley Partners, LLC. In addition, he is Chairman of the board of directors of Genesis Land Management Corp., a Canadian public company. Mr. Brodsky was formerly Chairman and CEO of Youbet.com, Inc., a public company, from 2008 to 2010. In 2010, Youbet.com, Inc. completed its sale to Churchill Downs Incorporated, a public company, and Mr. Brodsky was elected to serve on the Churchill Downs board of directors and the company's Executive Committee until June 2012. In 2007, Mr. Brodsky served as a director for Youbet.com and was elected to chair its board in 2008. Mr. Brodsky also managed New World Opportunity Partners, LLC, the public investment arm of the Chicago based Pritzker family, where he was the managing partner beginning in 2005. Mr. Brodsky served as chief financial officer of The Away Network from 1999 until 2005. In 2005, when The Away Network was acquired by Orbitz.com and Cendant Corporation, Mr. Brodsky worked as vice president, finance in Cendant’s travel distribution services division. Mr. Brodsky holds a B.A. degree in anthropology from Syracuse University, a J.D. from Northwestern University School of Law and an M.B.A. from Northwestern University JL Kellogg Graduate School of Management.  We believe that Mr. Brodsky’s prior positions and experience as an investor, manager and attorney with experience in software, e-commerce, and online media and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Jason Stern was appointed as chief executive officer on February 7, 2011, and was elected to the Board on November 7, 2012.  Since January 12, 2010, Mr. Stern has served, and continues to serve, as the Company’s president, and he served as the Company’s chief operating officer.  Prior to these positions, he was senior vice president of operations of our Contract Management Business since June 10, 2009.  From March 2008 to June 2009, Mr. Stern served as our vice president of products and business development for contract management solutions and from January 2007 to March 2008 was vice president of solutions.  Prior to joining us in November of 2006, Mr. Stern was the vice president of product management for I-many, Inc. from April 2003 to November 2006.  From September 1999 to June 2002, Mr. Stern was employed by Oracle Corporation, an enterprise software company, managing products for CRM, Call Center, and Finance.  Mr. Stern has a B.A. from UCLA and an M.B.A. from the University of Southern California. We believe that Mr. Stern’s prior positions provide the Board with leadership experience and operational knowhow; in addition his operational experience, particularly with respect to the software industry, will be essential to the Board’s business and operational discussions.

Independence of the Board of Directors

The Board has determined that, other than Mr. Stern, each of the Company director nominees standing for election has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined by the applicable rules of the NASDAQ Capital Market (“NASDAQ”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Board Leadership Structure

We currently have separate individuals serving as Chairman of our Board of Directors and our principal executive officer. Mr. Howe has served as Chairman of our Board of Directors since October 8, 2010, after having served as Co-Chairman of our Board of Directors with Jamie Arnold from January 12, 2010.  Mr. Stern has served as our President and Chief Executive Officer since February 2011.  Our Corporate Governance Guidelines do not require the positions of Chairman and Chief Executive Officer to be separate, and the Board believes that it is important to maintain flexibility to choose the leadership structure that best meets the needs of the company and its stockholders based on the circumstances existing at the time and the qualifications of available individuals.  However, the Board also believes the separation of these positions has served our company well and has no plans to change this separation at the present time.

The leadership of the Board of Directors includes the Chairman of the Board and the Chairpersons of each of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.  The Board conducts much of its work through its three principal standing committees—Audit, Compensation and Nominating/Corporate Governance—to which the Board has delegated authority and responsibilities in accordance with the committees’ respective charters. The Chairperson of each committee is independent and was appointed by the full Board.

Risk Oversight

Risk is inherent with every business and we face a number of risks, including strategic, financial, operational, legal/compliance and reputational risks. Our management is responsible for the day-to-day management of the risks that we face. Our Board of Directors as a whole has responsibility for the oversight of enterprise risk management, with the oversight of certain risk areas delegated to board committees. For instance, our Compensation Committee is responsible for assessing risks associated with our compensation programs, and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board’s oversight role is supported by management reporting processes that are designed to provide the Board and committees visibility into the identification, assessment, and management of critical risks.  The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. Our Board’s role in risk oversight is consistent with the Board’s leadership structure, with the members of management having responsibility for assessing and managing our risk exposure, and the Board and committees of the Board providing oversight in connection with those efforts.

Board of Directors Meetings and Committees

During the fiscal year ended March 31, 2013, the Board of Directors held 23 meetings.  For the fiscal year, each of the directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served.  We encourage our directors to attend our annual stockholders meetings.  Last year, four directors attended the Company’s annual stockholders meeting, either in person or by audio conference.

Stockholder Communications with the Board of Directors

The Board provides a process for stockholders of the Company to send communications to the Board.  Stockholders may communicate with the Board as a whole, with a committee of the Board, or with an individual director by sending a letter to the Company’s Corporate Secretary at Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403.  Each such communication should set forth (i) the name and address of such stockholder, as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (ii) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner.  The Secretary will forward any such communication to the Board generally or to a particular director, subject to screening out communications that (i) are solicitations for products and services, (ii) matters of a personal nature not relevant for stockholders or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board and the Company.

Audit Committee

During the fiscal year ended March 31, 2013, the Audit Committee held four meetings.  The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s registered independent public accounting firm, the performance of the Company’s registered independent public accounting firm and the accounting practices of the Company.

The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  The Board of Directors has determined that all persons who served as members of the Company’s Audit Committee are or were independent as defined under NASDAQ Rule 5605(a)(2) and Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board has determined that Mr. Casey is an audit committee financial expert within the meaning of applicable SEC rules.

The Audit Committee acts pursuant to a written charter, which is available on the Company’s website at http://www.selectica.com/investors.

Compensation Committee

During the fiscal year ended March 31, 2013, the Compensation Committee held five meetings.  The Compensation Committee makes recommendations to the Board regarding the compensation of the Board members, reviews the performance of the executive officers of the Company, establishes compensation programs for such officers and determines their compensation, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Company’s 1999 Equity Incentive Plan and 2001 Supplemental Plan, and administers the 1999 Employee Stock Purchase Plan.

The current members of the Compensation Committee are Messrs. Gullard (Chairperson), Brodsky and Sems. During the fiscal year ended March 31, 2013, the Compensation Committee was composed of three independent directors, as defined by the NASDAQ listing standards, including three “Non-Employee Directors” as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934.

 The Compensation Committee acts pursuant to a written charter, which is available on the Company’s website at http://www.selectica.com/investors.

The Compensation Committee has not used the services of outside consultants since the beginning of fiscal year 2010.  While the Compensation Committee has the authority to delegate responsibilities to a sub-committee, it has not done so since the beginning of fiscal year 2010.  The Compensation Committee has frequently consulted the Company’s officers and the Chairman of the Board, and these individuals have made recommendations with regard to the compensation of officers other than themselves, but the final decisions are made solely by the committee members.

Nominating/Corporate Governance Committee

During the fiscal year ended March 31, 2013, the Nominating/Corporate Governance Committee did not hold any meetings but took action by unanimous written consent and addressed corporate governance matters in the broader context of meetings of the full Board.  The Nominating/Corporate Governance Committee is charged with reviewing, acting on and reporting to the Board with respect to overseeing the search for, evaluation of, and nomination of directors for service on the Board and its committees, including candidates nominated by stockholders.  In addition, the Nominating/Corporate Governance Committee is charged with evaluating the performance of the Board, reviewing its composition and structure, and overseeing and implementing continuing education programs.

The current members of the Nominating/Corporate Governance Committee are Messrs. Casey, Howe and Sems (Chairperson).

The charter of the Nominating/Corporate Governance Committee acts pursuant to a written charter, which is available on the Company’s website at http://www.selectica.com/investors.

In evaluating existing directors and nominees for director candidates to recommend to the Board, the Nominating/Corporate Governance Committee will take into account the appropriate skills and guidelines required of Board members in the context of the current make-up of the Board.  These guidelines and skills of the Board, as a whole, may include:

●	various and relevant career experience;

●	relevant skills, such as an understanding of the software industry;

●	financial expertise;

●	diversity; and

●	local and community ties.

The minimum qualifications and skills that each director should possess include:

●	the highest professional and personal ethics and values;

●	broad experience at the policy-making level in business, government, education, technology or public interest;

●	a commitment to enhancing stockholder value; and

●	sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

The Nominating/Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of these factors. Neither the Nominating/Corporate Governance Committee nor the Board of Directors has a specific policy with regard to the consideration of diversity in identifying director nominees. However, both may consider the diversity of background and experience of a director nominee in the context of the overall composition of the Board of Directors at that time, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity. In general, the Nominating/Corporate Governance Committee seeks director nominees with the talents and backgrounds that provide the Board of Directors with an appropriate mix of knowledge, skills and experience for the needs of the Company’s business. The Nominating/Corporate Governance Committee and the Board of Directors discuss the composition of directors on the Board, including diversity of background and experience, as part of the annual Board evaluation process.

The Nominating/Corporate Governance Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity on the Board, contributing to the Board’s ability to work effectively as a collective body, while providing the Company with the benefits of familiarity and insight into the Company’s affairs that its directors have developed over the course of their service.  Accordingly, consistent with past Company practice, the Nominating/Corporate Governance Committee will first consider recommending incumbent directors who wish to continue to serve on the Board for re-election at the Company’s Annual Meeting of stockholders.

In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider, among other criteria, the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as the director’s age and changes in his or her principal occupation or professional status.

In situations where the Nominating/Corporate Governance Committee determines not to recommend an incumbent director for re-election, an incumbent director declines to stand for re-election, or a vacancy arises on the Board for any reason (including the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board), the Nominating/Corporate Governance Committee may commence a search for new director nominees.  The Nominating/Corporate Governance Committee may, in its discretion, consider bona fide candidates from all relevant sources, including stockholders, current Board members, professional search firms, who may pay a fee to assist with the identification and evaluation of potential candidates for director, and other persons.

The nominees to the Board have been recommended for nomination by the Nominating/Corporate Governance Committee for inclusion in this proxy statement and on the Company’s proxy card.

Recommendation of Nominees by Stockholders

The Company’s Corporate Governance Guidelines specify that the Board will consider all bona fide director candidates nominated by stockholders and establish procedures by which stockholders may submit recommendations of director candidates.  These procedures are as follows:

●	To recommend a candidate for election to our Board, a stockholder must notify our Nominating/Corporate Governance Committee by writing to our General Counsel.

●	The stockholder’s notice must set forth the following information:

(i)          To the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which such individual is a nominee for election to the Board;

(ii)         The director candidate’s written consent to (A) if selected, be named in the Company’s proxy statement and proxy and (B) if elected, to serve on the Board; and

(iii)        Any other information that such stockholder believes is relevant in considering the director candidate.

Stockholders wishing to submit director candidates for consideration by the Nominating/Corporate Governance Committee should also comply with the notice and information requirements of the Company’s bylaws, a copy of which was filed as an exhibit to the quarterly report on Form 10-Q dated February 14, 2011, as discussed below.  See “Stockholder Proposals for 2014 Annual Meeting – Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.”  Among other things, such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

The Nominating/Corporate Governance Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates.  In addition, the Committee may also consider, as one of the factors in its evaluation, the amount of Company voting stock held by the stockholder and the length of time the stockholder has held such stock.  The Nominating/Corporate Governance Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers and a Code of Business Conduct applicable to all directors, officers and employees of the Company pursuant to applicable rules of the SEC and the listing standards of the NASDAQ.  The Code of Ethics for Chief Executive Officer and Senior Financial Officers and Code of Business Conduct can be found on our website, at http://www.selectica.com/investors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company is asking the stockholders to ratify the appointment of Armanino LLP (“Armanino”) as the Company’s registered independent public accounting firm for the fiscal year ending March 31, 2014.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection.  Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Armanino has audited the Company’s financial statements since September 21, 2005.  Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

A summary of the fees paid to Armanino during the prior fiscal year is contained in the section entitled “Audit Fees.”

Votes Required

The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Armanino.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO LLP TO SERVE AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2014.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

(SAY ON PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires us to hold an advisory vote on the compensation of our executive officers, as disclosed in this proxy statement in accordance with the rules of the SEC. As described elsewhere in this proxy statement, we try to design our executive officer compensation programs to attract, motivate and retain the key executives who will drive the creation of stockholder value.

Please read the “Executive Compensation” section of this proxy statement, beginning on page 26. That section of the proxy statement, which includes our executive officer compensation tables and related narrative discussion, provides details on our compensation programs and policies for our executive officers. We believe that the Company’s compensation policies and procedures do not create undue risk nor are they excessive in an amount or nature.

We are requesting stockholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal (the “Say On Pay Proposal”) gives our stockholders the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation through the following resolution:

“RESOLVED, that the stockholders approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2013 annual meeting.”

As provided in the Securities Exchange Act, the vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor creating or implying any additional fiduciary duty by the Board, nor be construed to restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

The Board unanimously recommends a vote “FOR” approval of the compensation of executive officers as described in the tabular disclosure regarding named executive officer compensation in this proxy statement.

PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE SAY ON PAY VOTE

(SAY ON FREQUENCY)

Pursuant to the Dodd-Frank Act and the rules and regulations promulgated thereunder, the Company’s stockholders will also be asked at the Annual Meeting to vote, on a non-binding advisory basis, on whether the stockholders’ advisory vote on the Say on Pay proposal should be held every year, every other year or every three years (the “Say on Frequency Proposal”).

After careful consideration of the frequency alternatives, the Board believes that the Say on Pay Proposal should be presented to a vote of the Company’s stockholders every three years. As discussed above, the Board believes that the Company s executive compensation program is designed to provide compensation that is commensurate and aligned with the performance of the Company and the Named Executive Officers, and advances both the short-term and long-term interests of the Company and its stockholders. In addition, the Board believes a three-year period will allow the Company’s stockholders to better judge the Company’s executive compensation program in relation to performance over time. The Board further believes that giving the Company’s stockholders the right to cast an advisory vote on the Say on Pay Proposal every three years will provide the Board with sufficient time to thoughtfully consider stockholder input, including voting results, and to effectively implement any changes to the Company’s executive compensation program it deems appropriate.

Stockholders will not be voting to specifically approve or disapprove the Board’s recommendation that the Say on Pay Proposal be presented for an advisory vote of the Company’s stockholders every three years. Rather, stockholders may choose among four options with respect to the Say on Frequency Proposal. They may vote for the Say on Pay Proposal to be presented for an advisory vote of the Company’s stockholders EVERY YEAR, EVERY OTHER YEAR OR EVERY THREE YEARS, or they may abstain from voting on the Say on Frequency Proposal. The frequency that receives the highest number of votes cast by stockholders will be the frequency that has been selected by the stockholders. Abstentions and failures to vote will not have any impact on the proposal.

The vote on the Say on Frequency Proposal is advisory only and will not be binding upon the Company or the Board, and the Board may decide that it is in the best interests of the Company and its stockholders to hold future advisory votes on the Say on Pay Proposal more or less frequently than the option selected by the stockholders. However, the Board appreciates the opinions that the Company’s stockholders express in their votes and will consider the outcome of the vote when establishing the frequency of future advisory votes on the Say on Pay Proposal.

The Board Unanimously Recommends that Stockholders Vote for the Non-Binding Advisory Vote on the Say on Pay Proposal to be Held Every Three Years.

PROPOSAL NO. 5

RATIFICATION OF the terms of the issuance and sale of the Company’s common stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s common stock, and APPROVAL OF the issuance of shares of the Company’s common stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock as required by and in accordance with NASDAQ Marketplace Rule 5635(d)

Overview

As reported on our Current Report on Form 8-K filed with the SEC on June 3, 2013, which is incorporated herein by reference, on May 31, 2013, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with certain institutional funds and other accredited investors (the “Outside Investors”) and entered into a Subscription Agreement (the “Subscription Agreement”) with certain members of the Company’s management and board of directors (the “Management and Director Investors”), pursuant to which the Company (i) sold and issued 577,105 shares of its common stock (the “Common Shares”), par value $0.0001 per share, and 231,518 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Stock”), to the Outside Investors at a purchase price of $7.00 per share, for an aggregate gross purchase price of $5.7 million, in an initial closing that occurred on May 31, 2013 (the “First Closing”) and, (ii) subject to stockholder approval, will sell and issue 100,144 additional Common Shares to the Management and Director Investors at a purchase price of $7.00 per share, for an aggregate gross purchase price of $0.7 million, immediately after such stockholder approval is obtained (the “Second Closing”) (collectively, the “Financing”). The Financing was approved by an independent committee of the Company’s Board of Directors (the “Special Committee”), which Special Committee members consisted of directors Alan B. Howe and Michael Casey, who did not participate in the Financing in order to serve as independent members of the Board of Directors on the Special Committee to review, evaluate and authorize the terms of the Financing as disinterested directors.

In addition to the issuance of the Common Shares and Series C Stock, at the First Closing the Company issued to each Outside Investor a Series A Warrant to purchase Common Stock (the “Series A Warrants”), initially exercisable for a number of shares of Common Stock equal to 50% of the number of Common Shares and shares of Common Stock underlying the Series C Stock acquired by each Outside Investor. Pursuant to the Subscription Agreement, at the Second Closing, the Company will issue Series B Warrants to purchase Common Stock (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) to the Management and Director Investors, initially exercisable for a number of shares of Common Stock equal to 50% of the number of Common Shares acquired by each Management and Director Investor in the Second Closing.

The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Financing, which are included as exhibits to our Current Report on Form 8-K/A filed with the SEC on June 4, 2013.

Reasons for the Financing

The Special Committee determined that the Financing was advisable and in the best interest of our stockholders. We entered into the Financing for a number of reasons, including to raise capital to support our strategic growth plans and to increase our stockholders’ equity in an effort to regain compliance with NASDAQ Marketplace Rule 5550(b)(1) which requires a minimum of $2.5 million in stockholders’ equity.

Description of Series C Stock

Pursuant to the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock filed by the Company with the Delaware Secretary of State on May 30, 2013 (the “Certificate of Designation”), after stockholder approval, each share of Series C Stock will be converted automatically into shares of Common Stock at an initial conversion price of $7.00 per share of Common Stock (the “Conversion Shares”). The conversion price of the Series C Stock is subject to broad-based weighted-average anti-dilution adjustment in the event the Company issues securities, other than certain excepted issuances and subject to certain limitations, at a price below the then current conversion price; provided, however, if any reduction on the conversion price of the Series C Stock would require the Company to obtain stockholder approval of the Financing under the NASDAQ Marketplace Rules, the conversion price of the Series C Stock shall be reduced to the maximum rate that would not require such stockholder approval, and the Company shall use commercially reasonable efforts to obtain stockholder approval (“NASDAQ Limitation”). The Outside Investors have also agreed to be subject to a blocker in the Certificate of Designation that would prevent their common stock ownership at any given time from exceeding 19.999% of the Company’s outstanding common stock (except for Outside Investors who beneficially owned common stock in excess of 19.999% prior to the Financing, who are not subject to such limitation) (the “NASDAQ Limitation”).

Following conversion of the Series C Stock, if the Company fails to issue to an Outside Investor a certificate representing the Conversion Shares and fails to register such Conversion Shares, and such Outside Investor had purchased shares of Common Stock on the open market to deliver in satisfaction of a sale by such holder of such Conversion Shares (“Cover Shares”), the Company shall reimburse such Outside Investor for the difference between the price paid for such Cover Shares and the price at which such Outside Investor sold the Conversion Shares (the “Buy-In Provision”).

The Series C Stock is not entitled to a liquidation or dividend preference. Beginning on January 1, 2014, to the extent not previously converted automatically upon stockholder approval, the Series C Stock is entitled to dividends accruing at 10% per annum. The dividends are payable quarterly in cash, beginning on March 31, 2014. Beginning on May 31, 2014, to the extent not previously converted automatically upon stockholder approval, the shares of Series C Stock are redeemable by the Company upon the request of the holders of at least a majority of the then outstanding Series C Stock, to the extent funds are legally available for such redemption. The redemption price shall equal a price per share of Series C Stock equal to the then current conversion price, plus any accrued and unpaid dividends up to, but not including, the redemption date.

If the Company grants, issues or sells any options, convertible securities or rights to acquire securities pro rata to the holders of Company common stock, the Outside Investors have the right to acquire their pro rata portion of such offered securities with respect to their shares of Series C Stock (calculated on an as-converted to Common Stock basis at the then-applicable conversion price) (“Participation Rights”).

The holders of Series C Stock have the right to vote together with the holders of the Company’s Common Stock as a single class on any matter on which the holders of Common Stock are entitled to vote, except that the holders of Series C Stock are not eligible to vote their shares of Series C Stock on this Proposal and on Proposal 6. Holders of Series C Stock are entitled to cast a fraction of one vote for each share of Common Stock that would be issuable to such holder on the record date for the determination of stockholders entitled to vote at a conversion rate the numerator of which is $7.00 (as may be adjusted for any subdivision by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or similar event occurring prior to such record date) and the denominator of which is the closing bid price per share of the Common Stock on the May 31, 2013, as reported by Bloomberg Financial Markets. The Company is not permitted, without the prior consent of holders of at least 66% of the Series C Stock then outstanding, directly or indirectly, to take or agree to take any of the following actions: (i) authorize or issue any class or series of capital stock that ranks senior to or on parity with the Series C Stock; (ii) adopt a plan of liquidation, dissolution or recapitalization of the Company; (iii) enter into any transaction that constitutes a change of control of the Company; (iv) incur indebtedness for borrowed money in excess of $500,000 (other than under the Company’s existing credit facility); (v) amend or repeal the Company’s Certificate of Incorporation, Bylaws or the Certificate of Designation in a way that adversely affects the Series C Stock; or (vi) pay any dividends or redeem or repurchase any shares of capital stock (subject to certain exceptions).

Additionally, pursuant to the terms of the Purchase Agreement, the Company agreed not to issue any equity securities, subject to certain exceptions, for a period of 90 days following May 31, 2013 without the consent of the holders of a majority of the Common Shares and shares of common stock issuable upon exercise of the Series A Warrants. The Company further agreed for a three year period or until the Selling Stockholders no longer hold any of their equity securities purchased in the Financing not to issue any debt or equity securities that are convertible into, exchangeable for, or include the right to receive additional shares of common stock either (i) at a conversion, exercise or exchange rate that is based upon or varies with the trading prices for the shares of the Company’s Common Stock or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date or upon the occurrence of specified or contingent events directly or indirectly related to the Company’s business or the market for its Common Stock. The Company further agreed to not enter into any agreement whereby the Company may sell securities at a future determined price, and the Company agreed to not sell, offer for sale, or solicit offers to buy any securities that will be integrated with the offer and sale of the Common Shares, Series C Stock and Series A Warrants under the Purchase Agreement in a manner that would require the registration of such securities under the Securities Act of 1933, as amended (the “Securities Act”).

Description of Series A Warrants

The Series A Warrants issued to the Outside Investors at the First Closing are initially exercisable for 404,309 shares of common stock (“Warrant Shares”). The exercise price of the Series A Warrants is $8.75 per share. The Series A Warrants have a five-year term, are not exercisable for the first six months following the date of issuance and include a cashless exercise provision which is only applicable if the Warrant Shares are not subject to an effective registration statement or otherwise cannot be sold without restriction pursuant to Rule 144 under the Securities Act. The number of Warrant Shares and the exercise price are subject to broad-based weighted-average anti-dilution adjustment in the event the Company issues securities, other than certain excepted issuances, at a price below the then current exercise price; provided, however, the Series A Warrants are subject to the NASDAQ Limitation.

The Series A Warrants contain a Buy-In Provision and provide the Outside Investors Participation Rights with respect to the number of Warrant Shares. The Company may not enter into a merger, consolidation, or other sale of the Company unless the acquirer of the Company agrees to assume and be bound by the terms of the Series A Warrants; provided, however, in the event of a sale of the Company in which the consideration paid by the acquirer consists solely of cash, the Company shall cash out the Series A Warrants at a valuation per Warrant Share calculated based on the Black Scholes Option Pricing Model as reported on Bloomberg Financial Markets.

The Company, at its election, may redeem the Series A Warrants in the event the closing bid price per share of Company Common Stock is at least $12.25 for 25 consecutive trading days in a period of 30 consecutive trading days commencing after the registration statement for the Common Shares, the Conversion Shares and the Warrant Shares is declared effective by the SEC. In any 90-day period, the Company may not redeem more than the lesser of 50% of the Warrants Shares represented by the Series A Warrants initially issued to each Outside Investor or the number of Warrant Shares represented by the Series A Warrants then held by each Outside Investor.

Registration Rights Agreement

In connection with Financing the Company entered into a Registration Rights Agreement, dated as of May 31, 2013, (the “Registration Rights Agreement”) with the Outside Investors, pursuant to which the Company is obligated to file a registration statement (the “Registration Statement”) with the SEC not later than 45 days after the date of the First Closing, registering for resale (i) the Common Shares sold to the Outside Investors, (ii) the Conversion Shares, (iii) the Warrant Shares issuable under the Series A Warrants, and (iv) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Certificate of Designation or the Series A Warrants. The Company has agreed to cause the Registration Statement to be declared effective on or prior to the 90th day after the First Closing (the 120th day if the SEC reviews the Registration Statement), and has agreed to file additional registration statements if necessary. Under the terms of the Registration Rights Agreement, the Company is obligated to maintain the effectiveness of the resale registration statements until all securities registered thereunder are sold or otherwise can be sold without restriction pursuant to Rule 144 under the Securities Act. The Registration Rights Agreement includes liquidated damages provisions in the event the Company fails to file or maintain the effectiveness of the registration statements. The Company is not registering the Series C Stock or the Series A Warrants. Additionally, under the terms of the Registration Rights Agreement, the Outside Investors have piggy-back registration rights with respect to their Common Shares and the shares of common stock underlying their Series C Stock and Series A Warrants, subject to customary cutbacks.

Voting Agreements

In connection with the Financing, certain of the Company’s officers and directors and the Company’s largest stockholder entered into Voting Agreements (collectively, the “Voting Agreements”). Pursuant to the Voting Agreements, the parties thereto have agreed to vote in favor of this Proposal and Proposal 6.

Possible Effects on Rights of Existing Stockholders

We issued 577,105 Common Shares, 231,518 shares of Series C Stock and Series A Warrants exercisable for 404,309 shares of our Common Stock to the Outside Investors at the First Closing. Any additional equity or convertible debt financings in the future could result in further dilution to our stockholders. Additionally, sales in the public market of the Common Shares or the shares of Common Stock acquired upon conversion of shares of the Series C Stock or exercise of the Series A Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Possible Effects on Rights of Existing Stockholders if Proposal 5 Is Not Approved

Unless stockholder approval of this Proposal is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Series C Stock will remain outstanding in accordance with their terms. If the stockholders do not approve this Proposal prior to January 1, 2014, we will be required to pay quarterly dividends on the Series C Stock, on a cumulative basis, at the rate of 10% per annum, to the extent funds are legally available for such redemption. In addition, so long as the Series C Stock remains outstanding, the Company will be restricted from taking certain actions without the approval of holders of at least 66% of the outstanding shares of Series C Stock, including issuing additional shares of equity that are senior to or on parity with the Series C Stock or entering into a change of control of the Company. Furthermore, beginning on May 31, 2014, the shares of Series C Stock are redeemable by the Company upon the request of the holders of at least a majority of the then outstanding Series C Stock, to the extent funds are legally available for such redemption.

Reasons for Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market and, as such, we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Series C Stock is $7.00, which is less than the greater of the book or market value of our Common Stock immediately before the First Closing. In addition, the terms of the Series C Stock include anti-dilution adjustments that could result in a reduction of the conversion price in the future. If this Proposal is approved, the issuance of our Common Stock upon conversion of the Series C Stock, when combined with the Common Shares issued and sold to the Outside Investors at the First Closing, will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of NASDAQ Marketplace Rule 5635(d) with respect to the issuance of the Common Stock upon conversion of the Series C Stock.

Additionally, under the terms of the Purchase Agreement, the Company agreed to obtain ratification by the stockholders of the sale and issuance of the Common Shares, Series C Stock, the Conversion Shares and the Series A Warrants. We seek your approval of this Proposal in order to satisfy the requirements under the Purchase Agreement.

Under the terms of the Purchase Agreement, the Company is required to submit this Proposal to our stockholders not later than September 15, 2013. Approval of this Proposal will constitute approval pursuant to NASDAQ Marketplace Rule 5635(d) and under the terms of the Purchase Agreement. In the event this Proposal is not approved by the Company’s stockholders at the Annual Meeting, the Company shall take all action necessary to call up to three (3) additional meetings of its stockholders for the purpose of seeking approval of this Proposal, to be held promptly following the completion of the Annual Meeting and in no event no later than May 31, 2014, to the extent reasonably practicable.

Vote Required

This Proposal to ratify the issuance and sale of the Common Shares, Series C Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of the Conversion Shares as required by and in accordance with NASDAQ Marketplace Rule 5635(d) will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting are voted in favor of such ratification and approval.

Recommendation

The Board of Directors UNANIMOUSLY recommends a vote “FOR” THE RATIFication of THE TERMS OF THE ISSUANCE AND SALE OF THE COMPANY’S COMMON STOCK, SERIES C PREFERRED STOCK AND SERIES A WARRANTS EXERCISABLE INTO SHARES OF THE COMPANY’S COMMON STOCK, AND the approval of THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE COMPANY’S SERIES C PREFERRED STOCK AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D).

Certain of our officers and directors and our largest stockholder, who have signed Voting Agreements, have agreed to vote FOR Proposal Five.

Unless marked otherwise, proxies received will be voted FOR Proposal 5.

PROPOSAL NO. 6

RATIFICATION OF the terms of the issuance and sale of the Company’s common stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s common stock, and Approval of the sale and issuance of shares of the Company’s common stock and Series B Warrants exercisable into shares of the Company’s common stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

Overview

As referenced and described in Proposal No. 5 above, on May 31, 2013, the Company entered into the Purchase Agreement pursuant to which the Company sold and issued Common Shares, Series C Stock and Series A Warrants to the Outside Investors in the First Closing. On May 31, 2013, the Company also entered into the Subscription Agreement with the Management and Director Investors, pursuant to which the Company has agreed to issue and sell, and the Management and Director Investors have agreed to purchase, 100,144 Common Shares, at a price of $7.00 per share, for an aggregate gross purchase price of $0.7 million, pending stockholder approval. Pursuant to the Subscription Agreement, the Company will issue the Series B Warrants to the Management and Director Investors at the Second Closing, initially exercisable for a number of shares of Common Stock equal to 50% of the number of Common Shares acquired by each Management and Director Investor in the Second Closing.

The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Financing, which are included as exhibits to our Current Report on Form 8-K/A filed with the SEC on June 4, 2013.

Reasons for the Management and Director Investor Participation

At the request of the Outside Investors, the Management and Director Investors were required, and the Management and Director Investors agreed, to participate in the Financing, which participation was approved by the independent Special Committee.

Description of Series B Warrants

The Series B Warrants to be issued to the Management and Director Investors at the Second Closing will be initially exercisable for 50,071 Warrant Shares. The exercise price of the Series B Warrants is $8.75 per share. The Series B Warrants have a five-year term, are not exercisable for the first six months following the date of issuance and include a cashless exercise provision which is only applicable if the Warrant Shares are not subject to an effective registration statement or otherwise cannot be sold without restriction pursuant to Rule 144 under the Securities Act. The number of Warrant Shares and the exercise price are subject to broad-based weighted-average anti-dilution adjustment in the event the Company issues securities, other than certain excepted issuances, at a price below the then current exercise price; provided, however, the Series B Warrants are subject to the NASDAQ Limitation.

The Series B Warrants do not contain a Buy-In Provision, unlike the Series A Warrants. The Series B Warrants provide the Management and Director Investors Participation Rights with respect to the number of Warrant Shares. The Company may not enter into a merger, consolidation, or other sale of the Company unless the acquirer of the Company agrees to assume and be bound by the terms of the Series B Warrants; provided, however, in the event of a sale of the Company in which the consideration paid by the acquirer consists solely of cash, the Company shall cash out the Series B Warrants at a valuation per Warrant Share calculated based on the Black Scholes Option Pricing Model as reported on Bloomberg Financial Markets.

The Company, at its election, may redeem the Series B Warrants upon the same terms as the Series A Warrants as described under Proposal 5 above.

Interests of the Company’s Directors, Executive Officers and Their Affiliates in the Proposal

The following table shows the amount of Common Shares to be purchased by each of the Management and Director Investors at the Second Closing of the Financing and the amount of “equity compensation” as interpreted under NASDAQ Stock Market Rule 5635 to each such Management and Director Investor as a result of such purchase.

Name and Title	Number of Common Shares to be Purchased	Aggregate Difference Between Market Price and Purchase Price(1)	Aggregate Difference Between Market Price and Purchase Price(2)
Jason Stern, President, CEO and director	4,000	$6,000.00	$8,000.00
Vajra Fund I, LP (3)	46,429	$69,643.50	$92,858.00
Sems Diversified Value, LP (4)	30,000	$45,000.00	$60,000.00
Gullard Family Trust (5)	10,715	$16,072.50	$21,430.00
Kamal Ahluwalia, Chief Strategy Officer	3,000	$4,500.00	$6,000.00
Leonard Rainow, Chief Operating Officer	2,000	$3,000.00	$4,000.00
Michael Mothersbaugh, Executive Vice President, Worldwide Sales	4,000	$6,000.00	$8,000.00

TOTAL	100,144	$150,216.00	$200,288.00

(1)

The Aggregate Difference Between the Market Price and Purchase Price in this column is calculated by multiplying the number of Common Shares to be purchased by the difference between the purchase price of $7.00 per Common Share and $8.50, the closing market price of the Company’s Common Stock on May 30, 2013, the day before the Company and the Management and Director Investors entered into the Subscription Agreements.

(2)

The Aggregate Difference Between the Market Price and the Purchase Price in this column is calculated by multiplying the number of Common Shares to be purchased by the difference between the purchase price of $7.00 per Common Share and the closing market price on June 25, 2013, the most practicable date before this Proxy Statement was printed for mailing to the stockholders, or $9.00 per share of Company Common Stock.

(3)	Michael Brodsky, a member of the Company’s Board of Directors, is the general partner of Vajra Fund, LP.

(4)	Lloyd Sems, a member of the Company’s Board of Directors, is the managing member of Sems Capital, LLC, which is the general partner of Sems Diversified Value, LP.

(5)	J. Michael Gullard, a member of the Company’s Board of Directors, is a trustee of the Gullard Family Trust, which is a revocable grantor trust.

Possible Effects on Rights of Existing Stockholders

Assuming stockholder approval of this Proposal 6 is obtained and exercise in full of the Series B Warrants, approximately an additional 150,215 shares of Common Stock will be issued and outstanding, diluting our stockholders. Any additional equity or convertible debt financings in the future could result in further dilution to our stockholders. Existing stockholders also will suffer dilution in ownership interests and voting rights and our stock price could decline as a result of potential future application of anti-dilution features of our Series B Warrants. Additionally, sales in the public market of the Common Shares acquired by the Management and Director Investors and the shares of Common Stock acquired upon exercise of the Series B Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Possible Effects on Rights of Existing Stockholders if Proposal 6 Is Not Approved

Unless stockholder approval of this Proposal is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Common Shares will not be sold and issued to the Management and Director Investors and the Company will forego an opportunity to raise approximately $0.7 million of additional capital.

Reasons for Stockholder Approval

NASDAQ Marketplace Rule 5635(c) requires stockholder approval for certain equity compensation arrangements. Under NASDAQ interpretations of Rule 5635, the issuance of common stock by a company to its directors, officers, consultants or their affiliates in a private placement at a price less than the market value of the stock is considered a form of “equity compensation” by NASDAQ and requires shareholder approval. At the time the Company entered into the Subscription Agreements with the Management and Director Investors, the price per share of $7.00 for the Common Shares was less than the closing price immediately preceding the time that the Company entered into the Subscription Agreements, at $8.50 per share of Common Stock. As a result, NASDAQ requires that the stockholders approve the issuance of the Common Shares to the Management and Director Investors under the Subscription Agreement.

Additionally, NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The purchase price of the Common Shares to be sold to the Management and Director Investors is $7.00, which is less than the greater of the book or market value of our Common Stock immediately before the First Closing. If this Proposal is approved, the issuance of the Common Shares to the Management and Director Investors, when combined with the Common Shares and the shares of Common Stock issuable upon conversion of the Series C Stock issued and sold to the Outside Investors at the First Closing, will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of NASDAQ Marketplace Rule 5635(d) with respect to the issuance of the Common Shares to the Management and Director Investors.

Further, under the terms of the Purchase Agreement, the Company agreed to obtain ratification by the stockholders of the sale and issuance of the Common Shares and the Series B Warrants to the Management and Director Investors. We seek your approval of this Proposal in order to satisfy the requirements under the Purchase Agreement.

Under the terms of the Purchase Agreement, the Company is required to submit this Proposal to our stockholders not later than September 15, 2013. Approval of this Proposal will constitute approval pursuant to NASDAQ Marketplace Rules 5635(c) and 5635(d) and under the terms of the Purchase Agreement. In the event this Proposal is not approved by the Company’s stockholders at the Annual Meeting, the Company shall take all action necessary to call up to three (3) additional meetings of its stockholders for the purpose of seeking approval of this Proposal, to be held promptly following the completion of the Annual Meeting and in no event no later than May 31, 2014, to the extent reasonably practicable.

Vote Required

This Proposal to approve the sale and issuance of shares of the Company’s Common Stock and Series B Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d) will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting are voted in favor of such ratification and approval.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF the terms of the issuance and sale of the Company’s common stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s common stock, and SALE AND ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK AND SERIES B WARRANTS EXERCISABLE INTO SHARES OF THE COMPANY’S COMMON STOCK TO CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULES 5635(C) AND 5635(D).

Certain of our officers and directors and our largest stockholder, who have signed Voting Agreements, have agreed to vote FOR Proposal Six.

Unless marked otherwise, proxies received will be voted FOR Proposal 6.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct.  In addition, the Audit Committee annually appoints an independent registered public accounting firm to audit the financial statements of the Company.  The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  Mr. Howe was appointed to the Audit Committee in January 2009.  Messrs. Casey and Gullard were appointed to the Audit Committee in October 2010.  Mr. Casey was appointed Chairperson of the Audit Committee on October 8, 2010.

The Company’s management has primary responsibility for preparing the Company’s financial statements and financial reporting process.  On September 21, 2005, the Company engaged Armanino as its independent registered public accounting firm.  Armanino is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States since the date of its engagement.  The Audit Committee has general oversight responsibility with respect to the financial reporting process and the overall scope of the Company’s audit, and it reviews the results of the audit as well as other services provided by the Company’s independent registered public account firm.  As part of this process, the Audit Committee meets periodically with representatives of Armanino, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of our financial reporting.

In this context, the Audit Committee hereby reports as follows:

●

The Audit Committee has reviewed and discussed with the Company’s management and Armanino the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013.  This review included a discussion of the quality and the acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements.

●

The Audit Committee has discussed with Armanino, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

●

The Audit Committee discussed with Armanino their independence from the Company and its management.  The Audit Committee has received the written disclosures and the letter from Armanino required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with Armanino its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2013 be included in the Company’s Annual Report on Form 10-K for that fiscal year for filing with the SEC.

Submitted by the following members of the Audit Committee:

Michael Casey, Chairperson J. Michael Gullard Alan Howe

Audit Fees

Our Audit Committee selected Armanino as our independent registered public accounting firm for the fiscal year ended March 31, 2013.  The following table sets forth the aggregate fees we paid to Armanino, for professional services provided during our fiscal years ended March 31, 2012 and 2013.

	Fiscal 2013	Fiscal 2012

Audit fees(1)	$294,698	$290,202
Audit-related fees(2)
Tax fees(3)
All other fees
Total fees	$294,698	$290,202

________________

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements that are normally provided by Armanino in connection with regulatory filings or engagements.

(2)	Audit-related fees relate to assurance and related services that are reasonably related to the audit or review of our financial statements.

(3)	Tax fees consist of fees for tax planning and tax compliance services.

 Section 10A(i)(1) of the Exchange Act requires that all audit and non-audit services to be performed by the Company’s independent registered public accounting firm be approved in the advance by the Audit Committee, subject to certain exceptions to non-audit services accounting for less than five percent of the total fees which are subsequently ratified by the Audit Committee (the “De Minimis Exception”).  Pursuant to Section 10A(i)(1) of the Exchange Act, the Audit Committee has established procedures by which it pre-approves such services at each regularly scheduled meeting.  None of the non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

EXECUTIVE OFFICERS

The following table sets forth, as of July 15, 2013, the names and certain information concerning our executive officers:

Name	Age	Position
Jason Stern	43	President, Chief Executive Officer
Todd A. Spartz	48	Chief Financial Officer and Secretary
Leonard Rainow	47	Chief Operating Officer
Kamal Ahluwalia	46	Chief Strategy Officer

Jason Stern was appointed as chief executive officer on February 7, 2011.  Since January 12, 2010, Mr. Stern has served, and continues to serve, as the Company’s president, and he served as the Company’s chief operating officer.  Prior to these positions, he was senior vice president of operations of our Contract Management Business since June 10, 2009.  From March 2008 to June 2009, Mr. Stern served as our vice president of products and business development for contract management solutions and from January 2007 to March 2008 was vice president of solutions.  Prior to joining us in November of 2006, Mr. Stern was the vice president of product management for I-many, Inc. from April 2003 to November 2006.  From September 1999 to June 2002, Mr. Stern was employed by Oracle Corporation, an enterprise software company, managing products for CRM, Call Center, and Finance.  Mr. Stern has a B.A. from UCLA and an M.B.A. from the University of Southern California.

Todd A. Spartz was appointed our chief financial officer and secretary on September 14, 2009.  Mr. Spartz served as chief financial officer at Nomis Solutions, Inc. from October 2007 to September 2009. He has also served as vice president and corporate controller at Openwave Systems, from December 2005 until October 2007. Prior to that, Mr. Spartz served in various management positions of Metaward from April 2005 to December 2005, and Oblix from October 2003 to March 2005. Mr. Spartz has a B.S. in commerce from DePaul University and an M.B.A. from Santa Clara University. Mr. Spartz is a licensed CPA in the State of California.

Leonard Rainow has served as our chief operating officer since April of 2011.  Mr. Rainow joined us in April 2010 as chief technology officer and vice president of engineering. Prior to joining us, Mr. Rainow served as group vice president, product development and technology for the Tax and Utilities Global Business Unit of Oracle Inc. from July 2007 to December 2009. Prior to Oracle, Mr. Rainow served as executive vice president products and engineering of Rapt Inc. Mr. Rainow served as senior vice president of products and chief technology officer of I-many from March 2003 to 2006.  From August 2002 to March 2003, Mr. Rainow served as I-many’s vice president of products and technology. From May 2000 to June 2002, Mr. Rainow served as director of pricing and revenue optimization product development at Manugistics, Inc. From 1992 to 2000, Mr. Rainow was employed by PeopleSoft, Inc. in a variety of engineering positions.  Mr. Rainow completed graduate-level studies in applied mathematics at the University of Odessa, Ukraine.

Kamal Ahluwalia has served as our chief strategy officer since March 2011.  Previously, he served as our vice president of marketing and business development from October 1999 to December 2004.  Prior to joining us, Mr. Ahluwalia held various leadership positions in enterprise software and mobile applications at Oracle, RadioMail, Apple, Model N and Neev Labs. Mr. Ahluwalia holds a B.S. in Computer Science from IIT Roorkee and an M.S. in Computer Science from Utah State.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of June 25, 2013, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares, (ii) each of the Company’s current directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group.  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following tables does not necessarily reflect the person’s actual voting power at any particular date.  The Company has relied upon the contents of statements filed with the SEC pursuant to Section 13(d) of the Exchange Act.

To the Company’s knowledge, except as indicated in the footnotes to these tables and pursuant to applicable community property laws, the persons named in the tables have sole voting and investment power with respect to all shares of the Company as beneficially owned by them.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Series C Convertible Preferred Stock	George Melas and Theodose Melas-Kyriazi (1) c/o APC, 60 Madison Avenue, Suite 1215, New York, NY, 10010	12,271	5.30%
Series C Convertible Preferred Stock	Lloyd I. Miller III (2) 222 Lakeview Ave., Suite 160-365 West Palm Beach, FL 33401	65,047	28.10%
Series C Convertible Preferred Stock	Austin W. Marxe and David M. Greenhouse (3) 527 Madison Avenue, Suite 2600, New York, NY, 10022	106,343	45.93%
Series C Convertible Preferred Stock	Stiassni Capital Partners, L.P. (4) 3400 Palos Verdes Drive West, Rancho Palos Verdes, CA, 90275	17,179	7.42%
Series C Convertible Preferred Stock	Technology Opportunity Partners, L.P. (5) One Ferry Building, Suite 255, San Francisco, CA, 94111	20,451	8.83%

Note:	Percentage of ownership is based on 231,518 shares of Series C Convertible Preferred Stock of the Company outstanding on June 25, 2013.

(1)

Represents 12,271 shares beneficially held by George Melas (“Melas”) and Theodose Melas-Kyriazi (“Melas-Kyriazi”), with shared voting and dispositive power as to all of the shares. Melas and Melas-Kyriazi have shared voting and dispositive power with respect to 12,271 of the reported securities as principals of MKH Management Company LLC, the manager of Alvin Fund LLC.

(2)

Includes 65,047 shares beneficially held by Mr. Miller as of June 25, 2013, with sole voting and dispositive power as to all of the shares.  Mr. Miller has sole voting and dispositive power with respect to 35,125 of the reported securities as a manager of a limited liability company that is the general partner of a certain limited partnership.  Mr. Miller has sole voting and dispositive power with respect to 29,922 of the reported securities as a manager of a limited liability company that is the investment advisor to the trustee of certain family trusts.

(3)

Includes 106,343 shares beneficially held by Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”) as of June 25, 2013, with shared voting and dispositive power as to all of the shares. Marxe and Greenhouse share voting and dispositive power with respect to 11,780 of the reported securities owned by Special Situations Technology Fund, L.P. Marxe and Greenhouse share voting and dispositive power with respect to 65,932 of the reported securities owned by Special Situations Technology Fund II, L.P. Marxe and Greenhouse share voting and dispositive power with respect to 28,631 of the reported securities owned by Special Situations Private Equity Fund, L.P.

(4)

Represents 17,179 shares beneficially held by Stiassni Capital Partners, L.P. The general partner of Stiassni Capital Partners, L.P., is Stiassni Capital, LLC. Voting and investment power of securities held by Stiassni Capital Partners, L.P., is held by Stiassni Capital, LLC, which, in turn, may be deemed to beneficially own the 17,179 shares held by Stiassni Capital Partners, L.P. Nicholas C. Stiassni is the president and managing member of Stiassni Capital, LLC, and may be deemed to beneficially own 17,179 shares held by Stiassni Capital Partners, L.P.

(5)

Represents 20,451 shares beneficially held by Technology Opportunity Partners, L.P. The general partner of Technology Opportunity Partners, L.P., is Technology Opportunity Ventures, L.L.C. The managing member of Technology Opportunity Ventures, L.L.C., is SLF Partners, LLC. The managing member of SLF Partners, LLC, is Steven L. Fingerhood. Voting and investment power of securities held by Technology Opportunity Partners, L.P., is held by Mr. Fingerhood, who, in turn, may be deemed to beneficially own the 20,451 shares held by Technology Opportunity Partners, L.P.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Steel Partner Holdings, L.P. (1) 590 Madison Avenue, 32nd Floor New York, NY 10022	420,768	11.72%
Common Stock	Lloyd I. Miller III (2) 222 Lakeview Ave., Suite 160-365 West Palm Beach, FL 33401	817,087	22.75%
Common Stock	Austin W. Marxe and David M. Greenhouse (3) 527 Madison Avenue, Suite 2600, New York, NY, 10022	265,086	7.38%
Common Stock	Alan Howe (4)	26,114	*
Common Stock	Lloyd Sems (5)	197,820	5.50%
Common Stock	Jason Stern (6)	67,742	1.88%
Common Stock	Todd Spartz (7)	34,163	*
Common Stock	Michael J. Casey (8)	23,907	*
Common Stock	J. Michael Gullard (9)	14,948	*
Common Stock	Michael Brodsky (10)	41,610	1.16%
Common Stock	Leonard Rainow (11)	25,424	*
Common Stock	Kamal Ahluwalia (12)	26,241	*
	All executive officers and directors as a group (9 persons) (13)	457,969	12.51%

________________

*   Less than 1% of the outstanding shares of Common Stock.

Note:	Percentage of ownership is based on 3,590,863 shares of Common Stock of the Company outstanding on June 25, 2013.

(1)

Includes 420,768 shares deemed beneficially held by each of Steel Partners Holdings L.P., SPH Group LLC, SPH Group Holdings LLC, and Steel Partners Holdings GP Inc. as of January 1, 2012, with shared voting and dispositive power as to all of the shares. Steel Partners Holdings L.P. owns 99% of the membership interests of SPH Group LLC. SPH Group LLC is the sole member of SPH Group Holdings LLC. Steel Partners Holdings GP Inc. is the general partner of Steel Partners Holdings L.P., the managing member of SPH Group LLC and the manager of SPH Group Holdings LLC. By virtue of these relationships, each of Steel Partners Holdings L.P., SPH Group LLC and Steel Partners Holdings GP Inc. may be deemed to beneficially own the Shares owned directly by SPH Group Holdings LLC. This information is based on a Schedule 13D/A filed by the parties on January 3, 2012.

(2)

Includes 817,087 shares beneficially held by Mr. Miller as of June 25, 2013.  Mr. Miller has sole voting and dispositive power with respect to 438,713 of the reported securities as a manager of a limited liability company that is the general partner of a certain limited partnership.  Mr. Miller has sole voting and dispositive power with respect to 376,274 of the reported securities as a manager of a limited liability company that is the investment advisor to the trustee of certain family trusts. Mr. Miller has shared voting and dispositive power with respect to 2,100 of the reported securities as the investment advisor to the trustee of a family trust.

(3)

Includes 265,086 shares beneficially held by Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”) as of June 25, 2013, with shared voting and dispositive power as to all of the shares. Marxe and Greenhouse share voting and dispositive power with respect to 29,363 of the reported securities owned by Special Situations Technology Fund, L.P. Marxe and Greenhouse share voting and dispositive power with respect to 164,354 of the reported securities owned by Special Situations Technology Fund II, L.P. Marxe and Greenhouse share voting and dispositive power with respect to 71,369 of the reported securities owned by Special Situations Private Equity Fund, L.P.

(4)	Includes 21,114 shares of Common Stock held by Mr. Howe and 5,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013.

(5)

Includes 81,066 shares of Common Stock held by Mr. Sems, 8,334 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of June 25, 2013 and 108,420 shares of Common Stock held beneficially by Sems Strategic Value, LP and Sems Diversified Value, LP, of which Mr. Sems is the managing member of the general partner.

(6)

Includes 49,551 shares of Common Stock held by Mr. Stern, 10,743 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013 and 7,448 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 25, 2013.

(7)	Reflects 31,299 shares of Common Stock held by Mr. Spartz and 2,864 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 25, 2013.

(8)	Includes 20,573 shares of Common Stock held by Mr. Casey and 3,334 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013.

(9)	Includes 11,614 shares of Common Stock held by Mr. Gullard and 3,334 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013.

(10)

Includes 26,662 shares of Common Stock held by Mr. Brodsky, 3,334 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013 and 11,614 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 25, 2013.

(11)

Includes 11,289 shares of Common Stock held by Mr. Rainow, 12,500 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013 and 1,635 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 25, 2013.

(12)

Includes 14,001 shares of Common Stock held by Mr. Ahluwalia, 10,208 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013 and 2,032 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 25, 2013.

(13)

Includes 375,589 shares of Common Stock, 56,787 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 25, 2013 and 25,593 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 25, 2013.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary

Our Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns management’s interests with those of our stockholders.  Our Compensation Committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of improving stockholder value.

Fiscal 2013 Summary Compensation Table

The following table sets forth, for the last two fiscal years, the dollar value of all cash and non-cash compensation earned by each person who, for fiscal year 2013, may be considered a “named executive officer” under the rules of the SEC (the “Named Executive Officers”).

Name and Principal Position (7)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(6)	Option Awards ($)(1)(6)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Jason Stern (3)	2013	250,000	—	1,172,600		70,313	2,829	1,495,742
President and Chief Executive Officer	2012	250,000		104,800		253,125	225	580,025
Todd Spartz (4)	2013	230,000	—	266,500		43,125	2,855	542,480
Chief Financial Officer	2012	230,000		78,600		155,250	306	446,906
Leonard Rainow (5)	2013	222,500		266,500		14,375	15,917	519,292
Chief Operating Officer	2012	215,000		42,080		37,625	19,780	314,485

______________

(1)

The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal years shown, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 17, 2013 (Commission File No. 000-29637).

(2)	The amounts in this column represent bonus payments based on the achievement of certain Company milestones.

(3)

Mr. Stern was elected President and Chief Operating Officer on January 12, 2010, and became an executive officer at that time, and he was appointed Chief Executive Officer on February 7, 2011. All other compensation for Mr. Stern is related to payment of medical, dental, vision and life insurance premiums.

(4)	Mr. Spartz’s employment with us started on September 14, 2009. All other compensation for Mr. Spartz is related to payment of life insurance premiums.

(5)

Mr. Rainow’s employment with us started on April 12, 2010, and he was elected Chief Operating Officer on October 25, 2011, and became an executive officer at that time. All other compensation for Mr. Rainow is related to medical insurance.

(6)	The material terms of the referenced grants are included in the footnotes to the Outstanding Equity Awards table below and incorporated herein by reference.

(7)	The Company does not consider any other Company employees to be “named executive officers” as defined in Item 402(m) of Regulation S-K.

Outstanding Equity Awards at Fiscal Year-End 2013

The following table sets forth information regarding outstanding equity awards as of March 31, 2013, for each of our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value or Unearned Shares, Units or Other Rights of Stock That Have Not Vested ($)(1)
Jason Stern (2)	5,000			$17.00	11/12/2016	220,562		$1,996,086
	5,743			$5.20	1/12/2020

Todd Spartz (3)						56,538		$511,669

Leonard Rainow (4)	12,500	2,500		$5.93	5/4/2020	51,642		$467,360

________________

(1)

Computed in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of our Common Stock at the end of the 2013 fiscal year, which was $9.05 on March 28, 2013.  The actual value (if any) to be realized by the officer depends on whether the shares vest and on the future performance of our Common Stock.

(2)

Mr. Stern was granted 5,000 shares of non-qualified incentive stock options on November 13, 2006, which had vested in full over the four years from the date of grant. In addition, Mr. Stern was granted 7,500 shares of performance-based non-qualified incentive stock options on January 12, 2010, 5,743 of these shares which vested based on achievement of certain quarterly performance targets through the end of fiscal 2012. Mr. Stern was granted 8,500 restricted stock units on September 9, 2008, half of which vested after one year of continuous service and the balance which vested over the following four quarters of continuous service thereafter. Mr. Stern was also granted 5,000 restricted stock units on September 1, 2009, 1/16 of which has or will vest after each quarter of continuous service from the September 1, 2009 vesting commencement date. Mr. Stern was granted 2,500 restricted stock units on January 12, 2010, one quarter of which vested after one year of continuous service from January 12, 2010, the vesting commencement date, and 1/16 will vest after each quarter of continuous service thereafter. Mr. Stern was granted 3,750 performance-based restricted stock units on January 12, 2010, of which 2,873 units vested based on achievement of certain quarterly performance targets through the end of fiscal 2011. Mr. Stern was granted 6,250 restricted stock units on May 4, 2010, half of which vested on May 4, 2011 after one year of continuous service from May 4, 2010, the vesting commencement date, and 1/8 will vest after each quarter of continuous service thereafter. Mr. Stern was granted 20,000 restricted stock units on July 6, 2011, 1/4 of which vested on April 1, 2012, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter. Mr. Stern was granted 220,000 performance-based restricted stock units on December 3, 2012 which vest over a three year period through fiscal 2015 based upon achievement of certain quarterly performance targets, of which 11,105 units vested through the end of fiscal 2013.

(3)

Mr. Spartz was granted 10,000 restricted stock units on September 14, 2009, one quarter of which vested on September 14, 2010, and 1/16 shall vest after each quarter of continuous service thereafter; provided that 100% of such shares shall be vested upon a change of control of the Company. Additionally, Mr. Spartz was granted 10,000 performance-based restricted stock units on January 12, 2010, 7,659 units of which vested based on achievement of certain quarterly performance targets through the end of fiscal 2011. Mr. Spartz was also granted 10,000 restricted stock units on May 4, 2010, half of which vested on May 4, 2011 after one year of continuous service from May 4, 2010, the vesting commencement date, and 1/8 will vest after each quarter of continuous service thereafter. Mr. Spartz was granted 15,000 restricted stock units on July 6, 2011, 1/4 of which vested on April 1, 2012, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter. Mr. Spartz was granted 50,000 performance-based restricted stock units on December 3, 2012 which vest over a three year period through fiscal 2015 based upon achievement of certain quarterly performance targets, of which 2,523 units vested through the end of fiscal 2013.

(4)

Mr. Rainow was granted 15,000 shares of non-qualified incentive stock options on May 4, 2010, 1/4 of which vested on April 20, 2011, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter. Mr. Rainow was granted 7,000 restricted stock units on May 4, 2010, 1/2 of which had vested on April 20, 2011, and the remaining balance which had vested quarterly one year thereafter. Mr. Rainow was granted 8,000 restricted stock units on July 29, 2011, 1/4 of which vested on April 1, 2012, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter. Mr. Rainow was granted 50,000 performance-based restricted stock units on December 3, 2012 which vest over a three year period through fiscal 2015 based upon achievement of certain quarterly performance targets, of which 2,523 units vested through the end of fiscal 2013.

  Employment Agreement with President and Chief Executive Officer

Mr. Stern is party to an employment arrangement with the Company under which he currently receives an annual base salary of $250,000. For fiscal 2013, the Board adopted an incentive bonus program under which Mr. Stern also received $70,313 in aggregate payments based on the achievement of certain quarterly CMRR, revenue, operating loss and cash goals for the Company’s 2013 fiscal year.

Mr. Stern has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2006 he received a grant of 5,000 non-qualified incentive stock options which vested over four years; (ii) in 2008 he received a grant of 8,500 restricted stock units which vested over two years; (iii) in 2009 he received a grant of 5,000 restricted stock units on September 1, 2009 vesting over four years; (iv) in 2010 he received a grant of (a) 2,500 restricted stock units vesting over four years, with a one-year minimum service requirement, (b) 3,750 restricted stock units, of which 2,873 units vested based upon quarterly performance criteria established by the Board, (c) 6,250 restricted stock units vesting over two years, with a one-year minimum service requirement and (d) an option to purchase 7,500 shares of the Company’s Common Stock, 5,743 of these shares which vested based upon quarterly performance criteria established by the Board; (v) in 2011 he received a grant of 20,000 restricted stock units vesting over a period of four years; (vi) in 2012 he was granted 220,000 performance-based restricted stock units which vest over a three year period through fiscal 2015 based upon achievement of certain quarterly performance targets, of which 11,105 units vested through the end of fiscal 2013.

In addition, the Company and Mr. Stern have entered into a severance agreement which provides for the continuation of Mr. Stern’s base salary and health insurance coverage for six months if he is discharged for a reason other than cause or permanent disability at any time. However, Mr. Stern is entitled to twelve months of base salary and health insurance coverage if he is discharged for a reason other than cause or permanent disability or if he resigns for good reason, in either case within 12 months after the Company is subject to a change in control. Mr. Stern will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Stern at the time of a change in control will immediately vest in full. Last, the severance agreement provides that any targeted annual incentive bonus for Mr. Stern for the current fiscal year will be triggered at 100% of the target metrics at the time of a change in control.

Employment Agreement with Chief Financial Officer

Mr. Spartz entered into an employment arrangement with the Company under which he receives an annual base salary of $230,000. For fiscal 2013, the Board adopted an incentive bonus program under which Mr. Spartz also received $43,125 in aggregate payments based on the achievement of certain quarterly CMRR, revenue, operating loss and cash goals for the Company’s 2013 fiscal year.

Mr. Spartz has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2009 he received a grant of 10,000 restricted stock units which vest over four years; provided that 100% of such shares shall be vested upon a change of control of the Company; (ii) in 2010 he received a grant of (a) 10,000 restricted stock units, 7,659 of which vested based upon quarterly performance criteria established by the Board and (b) 10,000 restricted stock units vesting over two years, with a one-year minimum service requirement; (iii) in 2011 he received a grant of 15,000 restricted stock units vesting over a period of four years; (iv) in 2012 he was granted 50,000 performance-based restricted stock units which vest over a three year period through fiscal 2015 based upon achievement of certain quarterly performance targets, of which 2,523 units vested through the end of fiscal 2013.

In addition, the Company and Mr. Spartz entered into a severance agreement, which provides, among other things, for the continuation of Mr. Spartz’s base salary and health insurance benefits for six months if he is discharged for a reason other than cause or permanent disability at any time. Mr. Spartz will be entitled to twelve months of base salary and health insurance benefits if he is discharged without cause or resigns for good cause within 12 months after the Company is subject to a change in control. Mr. Spartz will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Spartz at the time of a change in control will immediately vest in full. Last, the severance agreement provides that any targeted annual incentive bonus for Mr. Spartz for the current fiscal year will be triggered at 100% of the target metrics at the time of a change in control.

Employment Agreement with Chief Operating Officer

Mr. Rainow is party to an employment arrangement with the Company under which he currently receives an annual base salary of $215,000. For fiscal 2013, the Board adopted an incentive bonus program under which Mr. Rainow also received $14,375 in aggregate payments based on the achievement of certain CMRR, revenue, operating loss and cash goals for the Company’s 2013 fiscal year.

Mr. Rainow has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2010 he received a grant of 15,000 non-qualified incentive stock options which vest over four years; (ii) in 2010 he received a grant of 7,000 restricted stock units which vested over two years; (iii) in 2011 he received a grant of 8,000 restricted stock units which vest over a period of four years; (iv) in 2012 he was granted 50,000 performance-based restricted stock units which vest over a three year period through fiscal 2015 based upon achievement of certain quarterly performance targets, of which 2,523 units vested through the end of fiscal 2013.

In addition, the Company and Mr. Rainow have entered into a severance agreement which provides for the continuation of Mr. Rainow’s base salary and health insurance coverage for three months if he is discharged for a reason other than cause or permanent disability at any time. However, Mr. Rainow is entitled to six months of base salary and health insurance coverage if he is discharged for a reason other than cause or permanent disability or if he resigns for good reason, in either case within 12 months after the Company is subject to a change in control. Mr. Rainow will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Rainow at the time of a change in control will immediately vest in full.

Fiscal 2013 Director Compensation

The following table sets forth the compensation of the members of our Board of Directors for fiscal year 2013 except for Mr. Stern, who does not receive compensation for serving as a director under the Company’s compensation program for non-employee directors since he is an employee of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Michael Casey	55,000	25,000	-	80,000
J. Michael Gullard	45,000	25,000	-	70,000
Michael Brodsky	45,000	25,000	-	70,000
Alan Howe	60,000	25,000	-	85,000
Lloyd Sems	45,000	25,000	-	70,000

_________________

(1)

The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal year 2013, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 17, 2013 (Commission File No. 000-29637). Our directors held the following stock awards granted in connection with each of their service as a director at March 31, 2013: Alan Howe, 21,192 shares; Lloyd Sems, 23,528 shares; J. Michael Gullard, 16,192 shares; Michael Casey, 16,192 shares; Michael Brodsky, 16,192 shares. Our directors held the following options granted in connection with each of their service as a director at March 31, 2013: Michael Brodsky, 5,000 shares; Michael Casey, 5,000 shares; J. Michael Gullard, 5,000 shares; Alan Howe, 5,000 shares; Lloyd Sems, 10,000 shares.

Under the director compensation policy in effect during fiscal year 2013, each non-employee director was paid a $45,000 annual retainer fee, and the audit committee chair was paid an additional $10,000 annual fee. On October 25, 2011, the Compensation Committee approved an additional annual fee of $15,000 for the chair of the Board of Directors. Travel expenses incidental to meeting attendance are reimbursed.

In addition, each non-employee director receives restricted stock units with a market value of $25,000 per year. All of the restricted stock units vest on the first anniversary of the grant, with immediate full vesting in the event of a change in control. Upon taking office and every three years thereafter, each non-employee director also receives an option to purchase 5,000 shares. The options vest over three years, with immediate full vesting in the event of a change in control.

Equity Compensation Plan Information

The following table sets forth as of June 25, 2013, certain information regarding our equity compensation plans.

	A	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A)
	(in thousands, except for per share amounts below)
Equity compensation plans approved by stockholders	977	$7.76	347	(1)(2)
Equity compensation plans not approved by stockholders	-	$-	185

Total	977	$7.76	532

(1)	These plans permit the grant of options, stock appreciation rights, shares of restricted stock and stock units.
(2)

Beginning January 1, 2001, and each anniversary thereafter up to and including January 1, 2010, the number of shares reserved for issuance under our 1999 Equity Incentive Plan was automatically increased by the lesser of 5% of the then outstanding shares of Common Stock or 180,000 shares.  In April 2010, the 1999 Equity Incentive Plan was amended such that the number of shares reserved for issuance is no longer automatically increased and a total of 1,627,000 shares are reserved for future issuance thereunder.  On each May 1, starting in 2001, the number of shares reserved for issuance under our 1999 Employee Stock Purchase Plan was automatically increased by the lesser of 2% of the then outstanding shares of Common Stock or 100,000 shares. In April 2010, the number of shares reserved for issuance under the 1999 Employee Stock Purchase Plan was also no longer automatically increased and a total of 555,000 shares are reserved for future issuance thereunder.

Stock Option Plans—Not Required to be Approved by Stockholders

2001 Supplemental Plan

We adopted the 2001 Supplemental Plan (the “Supplemental Plan”) on May 30, 2001; the Supplemental Plan did not require stockholder approval. A total of approximately 250,000 shares of common stock have been reserved for issuance under the Supplemental Plan. With limited restrictions, if shares awarded under the Supplemental Plan are forfeited, those shares will again become available for new awards under the Supplemental Plan. The Supplemental Plan permits the grant of non-statutory options and shares of restricted stock. Employees and consultants, who are not officers or members of the Board of Directors, are eligible to participate in the Supplemental Plan. Options are granted at an exercise price of not less than 85% of the fair market value per share on the date of grant. Options generally vest with respect to 25% of the shares one year after the options’ vesting commencement date and the remainder vest in equal monthly installments over the following 36 months. Options granted under the Supplemental Plan have a maximum term of ten years.

The Compensation Committee of the Board of Directors administers the Supplemental Plan and has complete discretion to make all decisions relating to the interpretation and operation of the Supplemental Plan. The Compensation Committee has the discretion to determine which eligible persons are to receive an award, and to determine the type, number, vesting requirements and other features and conditions of each award. The exercise price of options may be paid with: cash, outstanding shares of common stock, the cashless exercise method through a designated broker, a pledge of shares to a broker or a promissory note. The purchase price for newly issued restricted shares may be paid with: cash, a promissory note or the rendering of past or future services. The Compensation Committee may reprice options and may modify, extend or assume outstanding options. The Compensation Committee may accept the cancellation of outstanding options in return for the grant of new options. The new option may have the same or a different number of shares and the same or a different exercise price. If a merger or other reorganization occurs, the agreement of merger or reorganization shall provide that outstanding options and other awards under the Supplemental Plan shall be assumed or substituted with comparable awards by the surviving corporation or its parent or subsidiary, shall be continued by the Company if it is the surviving corporation, shall have accelerated vesting and then expire early or shall be cancelled for a cash payment. If a change in control occurs, awards will become fully exercisable and fully vested if the awards do not remain outstanding, are not assumed by the surviving corporation or its parent or subsidiary and if the surviving corporation or its parent or subsidiary does not substitute its own awards that have substantially the same terms for the awards granted under the Supplemental Plan. If a change in control occurs and a plan participant is involuntarily terminated within 12 months following this change in control, then the vesting of awards held by the participant will accelerate, as if the participant provided another 12 months of service. A change in control includes: a merger or consolidation after which the then-current stockholders own less than 50% of the surviving corporation, a sale of all or substantially all of the assets, a proxy contest that results in replacement of more than one-half of the directors over a 24-month period or an acquisition of 50% or more of the outstanding stock by a person other than a person related to the Company, including a corporation owned by the stockholders. The Board of Directors may amend or terminate the Supplemental Plan at any time. The Supplemental Plan will continue in effect indefinitely unless the Board of Directors decides to terminate the plan earlier.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Other than the compensation arrangements with directors and executive officers and except as set forth below, there have been no transactions since April 1, 2012 (and there are no currently proposed transactions) in which:

●	We have been or are to be a participant;

●	The amount involved exceeds $120,000; and

●

Any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediately family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

On May 31, 2013, in connection with the Financing, the Company entered into the Purchase Agreement with the Outside Investors, including Lloyd I. Miller III, our largest stockholder, and certain of his affiliated entities (the “Miller Investors”). At the First Closing of the Financing, the Miller Investors received 162,145 Common Shares and 65,047 shares of Series C Stock at a purchase price of $7.00 per share, for a gross investment amount equal to $1,590,344. Additionally, the Miller Investors received Series A Warrants initially exercisable for 113,595 Warrant Shares, with an exercise price per share of $8.75, for an aggregate exercise amount equal to $993,957. The Financing was approved by the independent Special Committee of the Board. Prior to the First Closing of the Financing, Mr. Miller beneficially owned shares representing approximately 23.2% of our outstanding shares of Common Stock. Following the First Closing of the Financing, as of June 25, 2013, Mr. Miller beneficially owns shares representing approximately 22.75% of our outstanding shares of Common Stock and approximately 28.10% of our outstanding shares of Series C Stock, for an aggregate beneficial ownership of our capital stock of approximately 23.08%.

In connection with the Financing, the Miller Investors entered into a Voting Agreement pursuant to which the Miller Investors have agreed to vote certain of their shares for approval of Proposals 5 and 6 under this proxy.

Additionally, on May 31, 2013, the Company entered into the Subscription Agreement with the Management and Director Investors, including Jason Stern, President, CEO and a director of the Company; Vajra Fund I, LP (“Vajra”), of which Michael Brodsky, a director of the Company, is the general partner; Sems Diversified Value, LP (“Sems”), of which Lloyd Sems, a director of the Company, is the managing member of the general partner; Gullard Family Trust (“Gullard”), of which J. Michael Gullard, a director of the Company, is a trustee; Kamal Ahluwalia, Chief Strategy Officer; and Leonard Rainow, Chief Operating Officer. Pursuant to the Subscription Agreement, the Company has agreed to issue and sell to the Management and Director Investors, subject to stockholder approval, and the Management and Director Investors have agreed to purchase, an aggregate of 100,144 Common Shares at $7.00 per share, for a gross investment amount equal to $701,008. Subject to stockholder approval, Mr. Stern will receive 4,000 Common Shares in exchange for a purchase price of $28,000; Vajra will receive 46,429 Common Shares in exchange for a purchase price of $325,003; Sems will receive 30,000 Common Shares in exchange for a purchase price of $210,000; Gullard will receive 10,715 Common Shares in exchange for a purchase price of $75,005; Mr. Ahluwalia will receive 3,000 Common Shares in exchange for a purchase price equal to $21,000; and Mr. Rainow will receive 2,000 Common Shares in exchange for a purchase price equal to $14,000.

Under the terms of the Subscription Agreement, the Company has also agreed, subject to stockholder approval, to issue to the Management and Director Investors Series B Warrants exercisable for Warrant Shares at an exercise price of $8.75 per share, as follows: Mr. Spartz will receive a Series B Warrant exercisable for 2,000 Warrant Shares with an aggregate exercise price of $17,500; Vajra will receive a Series B Warrant exercisable for 23,214 Warrant Shares with an aggregate exercise price of $203,123; Sems will receive a Series B Warrant exercisable for 15,000 Warrant Shares with an aggregate exercise price of $131,250; Gullard will receive a Series B Warrant exercisable for 5,357 Warrant Shares, with an aggregate exercise price of $46,874; Mr. Ahluwalia will receive a Series B Warrant exercisable for 1,500 Warrant Shares with an aggregate exercise price of $13,125; and Mr. Rainow will receive a Series B Warrant exercisable for 2,000 Warrant Shares with an aggregate exercise price of $17,500.

The Financing was approved by the independent Special Committee of the Board. The Management and Director Investors entered into Voting Agreements pursuant to which they have agreed to vote all of their shares for approval of Proposals 5 and 6 under this proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of the Reporting Persons’ Section 16(a) reports or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2013, all Reporting Persons complied with all applicable filing requirements, with the exception of reports that were filed late for the following persons: Form 4 for Mr. Miller for 20,000 shares of Common Stock purchased on December 13, 2012, filed on December 18, 2012.

FORM 10-K

THE COMPANY HAS INCLUDED WITH THIS PROXY STATEMENT A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR ENDED MARCH 31, 2013, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS.  SHOULD YOU REQUIRE AN ADDITIONAL COPY, REQUESTS SHOULD BE SENT TO SELECTICA, INC., 2121 SOUTH EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, ATTN: STOCKHOLDER SERVICES.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring the stockholders to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

A copy of any of the documents referred to above will be furnished, without charge, by writing to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attention: Stockholder Services. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.selectica.com.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Corporate Secretary, or contact the Company’s Corporate Secretary by telephone at (408) 570-9700.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”).  For such proposals to be included in the Company’s proxy materials relating to its 2014 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than March 31, 2014.  However, if the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy is instead a reasonable time before the Company begins to print and mail its proxy materials.  Such stockholder proposals should be addressed to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Stockholder Services.

Requirements for Stockholder Proposals to Be Brought Before the Annual Meeting.

The Company’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Company not less than 70 nor more than 90 calendar days prior to the anniversary of the date of the immediately preceding Annual Meeting of stockholders (as specified in the Company’s proxy materials for its immediately preceding Annual Meeting of stockholders).  However, if the date of next year’s Annual Meeting of stockholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to the date of such Annual Meeting and not later than the close of business on the later of (i) the 70 day prior to the date of such Annual Meeting or (ii) the ten day period following the day on which public announcement of the date of such meeting is first made.  In no event will the public announcement of an adjournment of an Annual Meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above.  A stockholder’s notice to the Company’s Secretary must set forth the information required by the Company’s bylaws with respect to any nomination for election to the Board and any other matter the stockholder proposes to bring before the Annual Meeting.  A stockholder seeking to nominate a director candidate for election to the Board should also comply with the notice and information requirements specified in our Corporate Governance Guidelines, as summarized above.  See “Proposal No. 1 (Election of Directors) – Recommendation of Nominees by Stockholders.”

Pursuant to Rule 14a-4(c) promulgated under the Exchange Act (“Rule 14a-4(c)”), if a stockholder who intends to present a proposal at the 2014 Annual Meeting of stockholders does not notify the Company of such proposal on or prior to June 14, 2014, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2014 Proxy Statement.  If the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for notice of such proposal is instead a reasonable time before the date of the 2014 Annual Meeting of stockholders.

MISCELLANEOUS AND OTHER MATTERS

Other Business—If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairperson

San Mateo, California

July [•], 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.  THANK YOU FOR YOUR ATTENTION TO THIS MATTER.  YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

 Please detach here

The Board of Directors Recommends a Vote FOR all of the Nominees named in Proposal 1, FOR Proposals 2, 3, 5 and 6, and for the selection of Every Three Years with respect to Proposal 4.

1. Election of directors:	1. Lloyd Sems 2. Alan Howe 3. Michael Casey 4. J. Michael Gullard 5. Michael Brodsky 6. Jason Stern	For ☐ ☐ ☐ ☐ ☐ ☐	Against ☐ ☐ ☐ ☐ ☐ ☐	Abstain ☐ ☐ ☐ ☐ ☐ ☐

(Instructions: To withhold authority to vote for any indicated nominee, Write the number(s) of the nominee(s) in the box provided to the right.)

2. To ratify the appointment of Armanino, LLP as the Company's independent accountants for the fiscal year ending March 31, 2014.	☐ For	☐ Against	☐ Abstain

3. Non-binding advisory vote to approve Named Executive Officer compensation.	☐ For	☐ Against	☐ Abstain

4. Non-binding advisory vote on the frequency with which the Company should hold future advisory votes on Named Executive Officer compensation.	☐ Every year	☐ Every Other Year	☐ Every Three Years	☐ Abstain

5. To ratify the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

	☐ For	☐ Against	☐ Abstain

6. To ratify the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and to approve the sale and issuance of shares of the Company’s Common Stock and Series B Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 5, AND 6, AND FOR THE SELECTION OF EVERY THREE YEARS WITH RESPECT TO PROPOSAL 4.

Address Change? Mark Box ☐ Indicate changes below:

Date ______________________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy.

If held in joint tenancy, all persons should sign.

Trustees, administrators, etc., should include title and

authority. Corporations should provide full name of

corporation and title of authorized officer signing the

Proxy.

SELECTICA, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, September 10, 2013

8:00 a.m. Pacific Time

Selectica Company Headquarters

2121 South El Camino Real

San Mateo, CA 94403

Selectica, Inc.

This proxy is solicited by the Board of Directors for use at the Annual Meeting on September 10, 2013.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR all of the Nominees named in Proposal 1, FOR Proposals 2, 3, 5, and 6, and for the selection of Every Three Years with respect to Proposal 4.

By signing the proxy, you revoke all prior proxies to the extent revocable and appoint Jason Stern and Todd Spartz, or either of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.